Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Skagit State Bancorp, Inc.  on Form 10-Q for the period ending September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Cheryl Bishop, President and Chief Executive Officer, and Carla F. Tucker, Executive Vice-President/Chief Financial Officer, certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Bancorp, Inc.

/s/ Cheryl R. Bishop
Cheryl R. Bishop
President and Chief Executive Officer

/s/ Carla F. Tucker
Carla F. Tucker
Executive Vice-President
Chief Financial Officer

November 10, 2011
Date